GMG Defensive Beta Fund

a Series of Northern Lights Fund Trust

MPDAX

Supplement dated October 9, 2012

to the Statement of Additional Information dated December 1, 2011.

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The information underlined below is added to the section entitled ALLOCATION OF PORTFOLIO BROKERAGE on page 40 in the Statement of Additional Information.

Specific decisions to purchase or sell securities for the Fund are made by the co-portfolio managers who are employees of the Adviser. The Adviser is authorized by the Trustees to allocate the orders placed by them on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

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the best net price available;

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the reliability, integrity and financial condition of the broker or dealer;

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the size of and difficulty in executing the order; and

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the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to the Fund. In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

For the fiscal year ended July 31, 2010, the Fund paid brokerage commissions of $1,705. For the fiscal year ended July 31, 2011, the Fund paid brokerage commissions of $1,525. For the fiscal year ended July 31, 2012, the Fund paid brokerage commissions of $1,382.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions.  However, it is contemplated that Gary Goldberg & Co. ("GGCo") located at 75 Montebello Road, Suffern, NY 10901, in its capacity as a registered broker-dealer, will effect substantially all securities transactions that are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis.  Such transactions will be executed at competitive commission rates through GGCo.  William J. Krivicich, Oliver Pursche, Gary M. Goldberg and Richard T. Kersting are each registered representatives of GGCo, which receives brokerage commissions from the Fund.  William J. Krivicich, Oliver Pursche, Gary M. Goldberg and Richard T. Kersting receive compensation, individually, from GGCo as a result of those commissions.  For the fiscal year ended July 31, 2010, the Fund paid GGCo brokerage commissions of $1,705, or 100% of the Fund’s total brokerage commissions.  For the fiscal year ended July 31, 2011, the Fund paid GGCo brokerage commissions of $1,525, or 100% of the Fund’s total brokerage commissions.  For the fiscal year ended July 31, 2012, the Fund paid GGCo brokerage commissions of $1,382, or 100% of the Fund’s total brokerage commissions.

Under the Investment Company Act of 1940, as amended, persons affiliated with an affiliate of the Adviser (such as GGCo) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities.  Therefore, GGCo will not serve as the Fund’s dealer in connection with over-the-counter transactions.  However, GGCo may serve as the Fund’s broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions.

The Fund will not effect any brokerage transactions in its portfolio securities with GGCo if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services.  The brokerage agreement with GGCo provides that affiliates of affiliates of the Adviser may receive brokerage commissions in connection with effecting such transactions for the Fund.  In determining the commissions to be paid to GGCo, it is the policy of the Fund that such commissions will, in the judgment of the Trust’s Board of Trustees, be (i) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (ii) at least as favorable to the Fund as commissions contemporaneously charged by GGCo on comparable transactions for its most favored unaffiliated customers, except for customers of GGCo considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund.  The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by GGCo to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Advisory Agreement does not provide for a reduction of the Adviser’s fee by the amount of any profits earned by GGCo or William J. Krivicich, Oliver Pursche, Gary M. Goldberg and Richard T. Kersting from brokerage commissions generated from portfolio transactions of the Fund.

While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms.  GGCo will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

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This Supplement, and the Prospectus and Statement of Additional Information, both dated December 1, 2011, provide information that you should know before investing in the Fund and should be retained for future reference.  The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All these documents are available upon request and without charge by calling Shareholder Services at 1-877-464-3111.

Please retain this Supplement for future reference.